UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22269

Eaton Vance National Municipal Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

National Municipal

Opportunities Trust (EOT)

Annual Report

March 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2016

Eaton Vance

National Municipal Opportunities Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Annual Meeting of Shareholders	20

Dividend Reinvestment Plan	21

Management and Organization	23

Important Notices	26

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the fiscal year that began on April 1, 2015, municipal and Treasury rates crept upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From April through June 2015, municipal returns were negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices and slowing economic growth in China helped drive a global “flight to quality,” with investors fleeing asset classes regarded as risky for the perceived safety of U.S. Treasurys. In addition, falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, made Treasurys look attractive by comparison. As a result, Treasury prices rallied in the final months of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a dent in the municipal market rally.

For the one-year period as a whole, the yield curve flattened for municipal AAA-rated7 issues, with rates rising in the one-to two-year area of the curve and falling throughout the rest of the curve. The best price performance — i.e., greatest declines in rates — occurred in the seven-to 20-year area of the curve.

Fund Performance

For the 12-month period ended March 31, 2016, Eaton Vance National Municipal Opportunities Trust (the Fund) shares at net asset value (NAV) had a total return of 4.27%, underperforming the 5.19% return of the Barclays Long (22+) Year Municipal Bond Index (the Index).2

The Fund’s overall strategy is to provide current income exempt from federal income tax. While the Fund’s investments were primarily investment grade (rated BBB and higher) as of the end of the fiscal year, the Fund may invest up to 30% of its assets in obligations below investment grade. And while the Index includes only bonds with maturities of 22 years or more, the Fund may hold securities across all maturities.

Management employs leverage through Residual Interest Bond (RIB) financing6 to seek to enhance the Fund’s tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of positive performance by municipal bonds, leverage was a contributor to Fund performance relative to the unleveraged Index.

Detractors from Fund performance versus the Index included security selection in zero-coupon bonds and an overweight relative to the Index in bonds with short call dates — within five years — during a period when bonds with maturities of five years or less underperformed longer maturity issues.

Fund performance versus the Index was also hurt when some of the Fund’s older, seasoned, higher-coupon bonds, which had been trading above their par value, were called at par in advance of their maturity dates.

In contrast, relative performance versus the Index was helped by leverage, as mentioned earlier, and by an overweight in zero-coupon bonds, which were the strongest-performing coupon structure in the Index during the period. (However, as mentioned above, the Fund’s security selection in zero-coupon bonds was not as good as that of the Index, so while an overweight helped, security selection in the same area hurt results versus the Index.) In addition, performance versus the Index was helped by the Fund’s overweight in one of the strongest-performing areas of the yield curve during the period: bonds with 15 to 20 years remaining to maturity.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	05/29/2009	4.27%	8.92%	8.49%
Fund at Market Price	—	10.50	9.16	8.09
Barclays Long (22+) Year Municipal Bond Index	—	5.19%	8.30%	7.35%

% Premium/Discount to NAV[4]
				–2.53%

Distributions[5]
Total Distributions per share for the period				$1.035
Distribution Rate at NAV				4.50%
Taxable-Equivalent Distribution Rate at NAV				7.95%
Distribution Rate at Market Price				4.62%
Taxable-Equivalent Distribution Rate at Market Price				8.16%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				10.67%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

4

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 106.9%

Security	Principal Amount (000’s omitted)	Value

Education — 8.9%
Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$10,440	$11,591,219
New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)(2)	12,000	13,539,600
New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,500	1,674,615
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	3,000	3,419,280
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	750	892,875

		$31,117,589

Electric Utilities — 13.0%
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$340	$373,096
Beaver County Industrial Development Authority, PA, (FirstEnergy Nuclear Generation, LLC), 3.50% to 6/1/20 (Put Date), 12/1/35	3,050	3,146,075
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34	3,650	4,195,237
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	2,815	3,235,505
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	4,540	5,152,718
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	8,000	9,147,840
Matagorda County Navigation District No. 1, TX, (Central Power and Light Co.), 6.30%, 11/1/29	6,000	6,829,320
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	715	754,997
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	2,500	2,805,825
Salt River Project Agricultural Improvement and Power District, AZ, 5.00%, 1/1/38(1)(2)	9,000	9,546,660

		$45,187,273

Escrowed / Prerefunded — 4.4%
Atlanta, GA, Water & Wastewater Revenue, Prerefunded to 11/1/19, 6.25%, 11/1/34	$3,000	$3,561,720
Illinois Finance Authority, (Rush University Medical Center), Prerefunded to 5/1/19, 6.625%, 11/1/39	2,300	2,698,866
New York Dormitory Authority, (NYU Hospitals Center), Prerefunded to 7/1/17, 5.625%, 7/1/37	1,000	1,062,540
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/22, 5.00%, 7/1/42	2,425	2,951,370

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), Prerefunded to 8/15/16, 5.125%, 8/15/30	$5,000	$5,085,800

		$15,360,296

General Obligations — 5.1%
California, 5.00%, 10/1/33	$4,035	$4,871,778
California, 6.00%, 4/1/38	5,750	6,599,447
Illinois, 5.00%, 5/1/36	3,500	3,707,340
Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/32	2,210	2,645,702

		$17,824,267

Hospital — 15.7%
California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$980	$1,127,108
California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,000	1,144,600
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	165	191,717
Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	665	767,290
Harris County Cultural Education Facilities Finance Corp., TX, (Texas Children’s Hospital), 5.50%, 10/1/39(1)	12,300	13,924,215
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,000	3,583,050
Illinois Finance Authority, (Rush University Medical Center), 4.00%, 11/15/39	1,000	1,040,710
Johnson City Health & Educational Facilities Board, TN, (Mountain States Health Alliance), 6.00%, 7/1/38	1,665	1,888,793
Kansas Development Finance Authority, (Adventist Health System), 5.75%, 11/15/38	5,915	6,797,932
Maricopa County Industrial Development Authority, AZ, (Catholic Healthcare West), 6.00%, 7/1/39	3,400	3,831,494
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	1,450	1,554,690
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	4,070	4,178,018
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	1,365	1,540,129
Southwestern Illinois Development Authority, (Memorial Group, Inc.), 7.25%, 11/1/33	770	1,065,334
Sullivan County Health, Educational and Housing Facilities Board, TN, (Wellmont Health System), 5.25%, 9/1/36	3,115	3,162,815
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(1)	3,500	4,100,985

5	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Tyler Health Facilities Development Corp., TX, (East Texas Medical Center), 5.375%, 11/1/37	$4,500	$4,615,065

		$54,513,945

Housing — 0.1%
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/47	$445	$476,448

		$476,448

Industrial Development Revenue — 10.8%
Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$5,000	$5,019,300
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,000	3,281,100
Campbell County, WY, (Basin Electric Power Cooperative), 5.75%, 7/15/39	3,000	3,389,370
Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	3,420	4,227,291
Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(3)	1,950	1,988,551
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(3)	725	794,477
Massachusetts Development Finance Agency, (Covanta Energy), 4.875%, 11/1/42(3)	2,695	2,707,181
Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,800	1,930,914
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	630	707,389
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	1,900	2,102,806
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	2,560	3,210,138
Owen County, KY, (Kentucky-American Water Co., Inc.), 6.25%, 6/1/39	3,000	3,371,070
Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	3,935	3,942,319
Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	850	966,901

		$37,638,807

Insured – General Obligations — 0.9%
McHenry County Community Unit School District No. 12, IL, (AGM), 5.00%, 1/1/30	$2,910	$3,288,184

		$3,288,184

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 3.4%
Hesperia Public Financing Authority, CA, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	$295	$300,331
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, (0.00% until 10/1/19), 10/1/34	4,000	4,693,080
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	6,000	6,911,160

		$11,904,571

Insured – Transportation — 6.0%
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	$710	$815,826
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	2,885	3,227,565
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	4,000	2,054,760
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	13,000	6,432,660
San Jose, CA, Airport Revenue, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,850	8,202,386

		$20,733,197

Insured – Water and Sewer — 0.4%
Detroit, MI, Water Supply System, (NPFG), 5.00%, 7/1/27	$1,410	$1,418,333

		$1,418,333

Lease Revenue / Certificates of Participation — 2.3%
Mohave County Industrial Development Authority, AZ, (Mohave Prison LLC), 8.00%, 5/1/25	$2,000	$2,248,780
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.75%, 10/1/31	5,000	5,593,000

		$7,841,780

Other Revenue — 1.2%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.00%, 7/15/30	$510	$584,164
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.25%, 7/15/40	575	662,515
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.375%, 7/15/43	315	363,850
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	1,245	1,526,918
Seminole Tribe, FL, 5.50%, 10/1/24(3)	925	968,956

		$4,106,403

6	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 6.7%
ABAG Finance Authority for Nonprofit Corporations, CA, (Episcopal Senior Communities), 6.00%, 7/1/31	$1,295	$1,483,358
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	3,405	3,709,509
Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 6.20%, 7/1/45	2,000	2,265,000
Douglas County Hospital Authority No. 2, NE, (Immanuel Obligated Group), 5.50%, 1/1/30	465	514,178
Douglas County Hospital Authority No. 2, NE, (Immanuel Obligated Group), 5.625%, 1/1/40	925	1,016,843
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	165	187,244
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	345	402,118
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	300	330,165
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	275	302,789
Lee County Industrial Development Authority, FL, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	1,705	1,763,277
Lee County Industrial Development Authority, FL, (Shell Point Village/Alliance Community), 6.125%, 11/15/26	500	591,190
Lee County Industrial Development Authority, FL, (Shell Point Village/Alliance Community), 6.50%, 11/15/31	1,600	1,881,792
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	470	535,997
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.00%, 10/1/24	835	950,347
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	550	661,920
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	2,560	3,140,634
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	255	278,049
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	735	802,877
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,594,875

		$23,412,162

Special Tax Revenue — 0.9%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$1,625	$1,807,422
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	1,020	1,135,801

		$2,943,223

Student Loan — 1.3%
Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$2,820	$2,993,204

Security	Principal Amount (000’s omitted)	Value

Student Loan (continued)
New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	$1,445	$1,492,411

		$4,485,615

Transportation — 18.6%
Central Texas Regional Mobility Authority, 5.00%, 1/1/45	$750	$852,810
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	325	381,404
Central Texas Regional Mobility Authority, 6.00%, 1/1/41	35	41,522
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	1,500	1,762,095
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	1,345	1,568,969
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	1,140	1,319,037
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,125	1,347,075
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	1,735	2,069,300
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	5,225	5,784,806
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	875	969,728
Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/41	1,065	1,202,822
Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/1/29	2,060	2,260,768
Illinois Toll Highway Authority, 5.00%, 12/1/31	1,315	1,585,206
Memphis-Shelby County Airport Authority, TN, (AMT), 5.75%, 7/1/24	350	401,902
Metropolitan Transportation Authority, NY, 5.00%, 11/15/31	1,000	1,169,050
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	1,360	1,508,743
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	1,250	1,403,912
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	20,000	6,325,000
New Jersey Turnpike Authority, 5.00%, 1/1/38	5,000	5,706,500
North Texas Tollway Authority, 5.50%, 9/1/41(1)(2)	2,660	3,140,130
North Texas Tollway Authority, Prerefunded to 1/1/18, 5.75%, 1/1/38	5,000	5,433,300
Orlando-Orange County Expressway Authority, FL, 5.00%, 7/1/35	750	840,735
San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/50	6,400	7,019,072
St. Louis, MO, (Lambert-St. Louis International Airport), 6.625%, 7/1/34	5,000	5,735,950
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	2,625	3,197,827
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,520	1,793,919

		$64,821,582

7	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 7.2%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$1,450	$1,616,707
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,405	1,557,681
Detroit, MI, Water Supply System, 5.25%, 7/1/41	2,725	2,992,867
Marco Island, FL, Utility System, 5.00%, 10/1/34	550	622,886
Marco Island, FL, Utility System, 5.00%, 10/1/40	2,425	2,748,592
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	2,070	2,355,888
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.25%, 6/15/40(1)	11,700	13,145,535

		$25,040,156

Total Tax-Exempt Municipal Securities — 106.9% (identified cost $319,780,156)		$372,113,831

Taxable Municipal Securities — 2.2%

Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.9%
Chicago, IL, 7.375%, 1/1/33	$1,750	$1,792,385
Chicago, IL, 7.781%, 1/1/35	1,400	1,481,956

		$3,274,341

Hospital — 1.3%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$4,000	$4,379,800

		$4,379,800

Total Taxable Municipal Securities — 2.2% (identified cost $7,221,292)		$7,654,141

Total Investments — 109.1% (identified cost $327,001,448)		$379,767,972

Other Assets, Less Liabilities — (9.1)%		$(31,622,672)

Net Assets — 100.0%		$348,145,300

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2016, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

Texas	16.7%
California	11.2%
Others, representing less than 10% individually	72.1%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2016, 9.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 5.3% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $10,231,390.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2016, the aggregate value of these securities is $6,459,165 or 1.9% of the Trust’s net assets.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

8	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Statement of Assets and Liabilities

Assets	March 31, 2016
Investments, at value (identified cost, $327,001,448)	$379,767,972
Cash	4,827,680
Interest receivable	5,519,152
Total assets	$390,114,804

Liabilities
Payable for floating rate notes issued	$41,580,000
Payable to affiliate:
Investment adviser and administration fee	197,439
Interest expense and fees payable	84,270
Accrued expenses	107,795
Total liabilities	$41,969,504
Net Assets	$348,145,300

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$152,123
Additional paid-in capital	290,104,333
Accumulated net realized gain	2,720,904
Accumulated undistributed net investment income	2,401,416
Net unrealized appreciation	52,766,524
Net Assets	$348,145,300

Common Shares Outstanding	15,212,333

Net Asset Value
Net assets ÷ common shares issued and outstanding	$22.89

9	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Statement of Operations

Investment Income	Year Ended March 31, 2016
Interest	$19,105,330
Total investment income	$19,105,330

Expenses
Investment adviser and administration fee	$2,330,829
Trustees’ fees and expenses	21,645
Custodian fee	97,845
Transfer and dividend disbursing agent fees	18,270
Legal and accounting services	67,106
Printing and postage	36,061
Interest expense and fees	287,608
Miscellaneous	52,291
Total expenses	$2,911,655
Deduct —
Reduction of custodian fee	$387
Total expense reductions	$387

Net expenses	$2,911,268

Net investment income	$16,194,062

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,330,530
Net realized gain	$3,330,530
Change in unrealized appreciation (depreciation) —
Investments	$(6,246,545)
Net change in unrealized appreciation (depreciation)	$(6,246,545)

Net realized and unrealized loss	$(2,916,015)

Net increase in net assets from operations	$13,278,047

10	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$16,194,062	$16,556,659
Net realized gain from investment transactions	3,330,530	4,877,788
Net change in unrealized appreciation (depreciation) from investments	(6,246,545)	17,662,748
Net increase in net assets from operations	$13,278,047	$39,097,195
Distributions to shareholders —
From net investment income	$(15,668,825)	$(15,684,446)
From net realized gain	(74,540)	—
Total distributions to shareholders	$(15,743,365)	$(15,684,446)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$—	$(524,726)
Net decrease in net assets from capital share transactions	$—	$(524,726)

Net increase (decrease) in net assets	$(2,465,318)	$22,888,023

Net Assets
At beginning of year	$350,610,618	$327,722,595
At end of year	$348,145,300	$350,610,618

Accumulated undistributed net investment income included in net assets
At end of year	$2,401,416	$1,834,458

11	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2016
Net increase in net assets from operations	$13,278,047
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(23,424,687)
Investments sold	35,443,473
Net amortization/accretion of premium (discount)	(1,182,411)
Decrease in interest receivable	212,950
Decrease in payable to affiliate for investment adviser and administration fee	(5,416)
Increase in interest expense and fees payable	5,484
Increase in accrued expenses	18,840
Net change in unrealized (appreciation) depreciation from investments	6,246,545
Net realized gain from investments	(3,330,530)
Net cash provided by operating activities	$27,262,295

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(15,743,365)
Repayment of secured borrowings	(6,740,000)
Net cash used in financing activities	$(22,483,365)

Net increase in cash	$4,778,930

Cash at beginning of year	$48,750

Cash at end of year	$4,827,680

Supplemental disclosure of cash flow information:
Cash paid for interest and fees	$282,124

12	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Financial Highlights

	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$23.050	$21.510	$22.700	$21.640	$19.320

Income (Loss) From Operations
Net investment income(1)	$1.065	$1.087	$1.096	$1.106	$1.174
Net realized and unrealized gain (loss)	(0.190)	1.479	(1.270)	1.029	2.309

Total income (loss) from operations	$0.875	$2.566	$(0.174)	$2.135	$3.483

Less Distributions
From net investment income	$(1.030)	$(1.030)	$(1.030)	$(1.075)	$(1.163)
From net realized gain	(0.005)	—	—	—	—

Total distributions	$(1.035)	$(1.030)	$(1.030)	$(1.075)	$(1.163)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.004	$0.014	$—	$—

Net asset value — End of year	$22.890	$23.050	$21.510	$22.700	$21.640

Market value — End of year	$22.310	$21.200	$19.390	$22.250	$21.800

Total Investment Return on Net Asset Value(2)	4.27%	12.68%	(0.02)%	10.03%	18.67%

Total Investment Return on Market Value(2)	10.50%	14.96%	(8.05)%	7.06%	23.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$348,145	$350,611	$327,723	$347,887	$331,234
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.76%	0.77%	0.79%	0.78%	0.80%
Interest and fee expense(4)	0.08%	0.09%	0.11%	0.10%	0.11%
Total expenses(3)	0.84%	0.86%	0.90%	0.88%	0.91%
Net investment income	4.70%	4.83%	5.17%	4.90%	5.70%
Portfolio Turnover	6%	13%	12%	14%	10%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

13	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from regular federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2016, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into

14

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at March 31, 2016. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2016, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $41,580,000 and $68,988,344, respectively. The range of interest rates on the Floating Rate Notes outstanding at March 31, 2016 was 0.31% to 0.46%. For the year ended March 31, 2016, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees were $43,566,311 and 0.66%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of March 31, 2016.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts were or will be restructured to comply with the Volcker Rule as of the applicable compliance dates. The effects of the Volcker Rule may make it more difficult for the Trust to maintain current or desired levels of leverage and may cause the Trust to incur additional expenses to maintain its leverage.

Legal and restructuring fees incurred in connection with the restructuring of residual interest bond trusts have been recorded as interest expense.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are

15

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Notes to Financial Statements — continued

determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Year Ended March 31,
	2016	2015

Distributions declared from:
Tax-exempt income	$15,020,016	$15,294,443
Ordinary income	$648,809	$390,003
Long-term capital gains	$74,540	$—

During the year ended March 31, 2016, accumulated net realized gain was decreased by $41,721 and accumulated undistributed net investment income was increased by $41,721 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$2,401,416
Undistributed long-term capital gains	$1,277,644
Net unrealized appreciation	$54,209,784

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount and residual interest bonds.

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$283,978,188

Gross unrealized appreciation	$54,214,414
Gross unrealized depreciation	(4,630)

Net unrealized appreciation	$54,209,784

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to $1.5 billion and 0.59% of average daily gross assets of $1.5 billion or more, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the year ended March 31, 2016, the investment adviser and administration fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $2,330,829 and 0.60%, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser and administration fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

16

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Notes to Financial Statements — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $22,950,495 and $35,443,473, respectively, for the year ended March 31, 2016.

5  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended March 31, 2016 and March 31, 2015.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the year ended March 31, 2016. During the year ended March 31, 2015, the Trust repurchased 26,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $524,726 and an average price per share of $20.18. The weighted average discount per share to NAV on these repurchases amounted to 11.44% for the year ended March 31, 2015.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2016, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$372,113,831	$—	$372,113,831
Taxable Municipal Securities	—	7,654,141	—	7,654,141

Total Investments	$—	$379,767,972	$—	$379,767,972

The Trust held no investments or other financial instruments as of March 31, 2015 whose fair value was determined using Level 3 inputs. At March 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance National Municipal Opportunities Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Opportunities Trust (the “Trust”), including the portfolio of investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Municipal Opportunities Trust as of March 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 18, 2016

18

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2016, the Trust designates 95.86% of distributions from net investment income as an exempt-interest dividend.

Capital Gains Dividends.  The Trust hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2016, $1,352,184 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on January 21, 2016. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr. and Valerie A. Mosley as Class I Trustees of the Trust, each for a three-year term expiring in 2019.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	14,307,658	148,929
Thomas E. Faust Jr.	14,287,793	168,794
Valerie A. Mosley	14,310,104	146,483

20

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

21

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance National Municipal Opportunities Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2016, Trust records indicate that there are 5 registered shareholders and approximately 9,105 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange Symbol

The New York Stock Exchange symbol is EOT.

22

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance National Municipal Opportunities Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2019. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2019. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class II Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Class II Trustee	Until 2017. Vice-Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2017. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2017. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Class III Trustee	Until 2018. Chairperson of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	Since 2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

24

Eaton Vance

National Municipal Opportunities Trust

March 31, 2016

Management and Organization — continued

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

3741 3.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2015 and March 31, 2016 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/15	3/31/16
Audit Fees	$47,070	$51,370
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,480	$12,339
All Other Fees(3)	$0	$0

Total	$59,550	$63,709

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2015 and March 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/2015	3/31/2016
Registrant	$12,480	$12,339
Eaton Vance(1)	$76,000	$56,434

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Trust. Cynthia J. Clemson is responsible for the overall and day-to-day management of the Trust’s investments. Ms. Clemson is a Vice President of Eaton Vance, is Co-Director of the Municipal Investments Group, has been a portfolio manager of the Trust since May 2009 and has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Cynthia J. Clemson
Registered Investment Companies	13	$4,926.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Cynthia J. Clemson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics.

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance National Municipal Opportunities Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 16, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 16, 2016